                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                                December 2, 1998
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     TRANSCONTINENTAL REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                        0-13291                    94-6565852
--------------------------------------------------------------------------------
(State of Incorporation)            (Commission                 (IRS Employer
                                     File No.)               Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                   75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, Including Area Code:    (214) 692-4700
                                                    --------------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


On December 2, 1998, Transcontinental Realty Investors, Inc. (the "Company") purchased in a single transaction the Neighborhood Inns of Chicago, three hotels in Chicago, IL, the Belmont Hotel with 45 rooms, the Brompton Hotel with 52 rooms, and the Surf Hotel with 55 rooms, for a total of $11.6 million, approximately 3.6 percent of the Company's assets at December 31, 1997. The seller of the hotels was Wilmont Hotel Limited Partnership, an unrelated party. The properties were constructed in 1927. The Company paid a total of $2.3 million in cash and obtained mortgage financing secured by all three properties totaling $9.3 million. The mortgage bears interest at a variable rate, currently 9.376% per annum, requires monthly payments of principal and interest of $94,108 and matures in December 2001.

On December 23, 1998, the Company purchased the 80 unit Southgreen Apartments in Bakersfield, California for $3.6 million, approximately 1.1% of the Company's assets at December 31, 1997. The seller of the property was Monarch Southgreen Partners, Ltd., an unrelated party. The property was constructed in 1985 and was 97% occupied on the date of purchase. The Company paid $1.1 million in cash, and obtained mortgage financing of $2.5 million. The mortgage bears interest at a variable rate, currently 8.25% per annum, requires monthly payments of principal and interest of $19,953 and matures in December 2005.

In assessing the income producing properties described above, the following were among the factors considered by management, geographic location of the properties, performance of the properties, new or renovated properties in the vicinity of each property and the maintenance and appearance of the properties.

In addition to the purchases described above, the Company has also purchased, in 1998, eight additional apartment complexes, one each in El Paso, Midland, and Addison, Texas in January 1998, two in Midland, Texas in April 1998, one each in Odessa and Midland, Texas in May 1998 and one in McKinney, Texas in October 1998. The Company has also purchased six office buildings, two in Dallas, Texas, one in February 1998 and the other in March 1998, three in San Diego, California, two in May 1998 and one in July 1998 and one in Palm Beach, Florida in June 1998. In addition to these income producing properties, the Company has also purchased four parcels of undeveloped land, two in Dallas, Texas, one in January 1998 and the other in February 1998, one in Farmers Branch, Texas in May 1998 and one in Austin, Texas in July 1998. The above income producing properties and undeveloped land were purchased for a total of $71.2 million. The Company paid $23.4 million in cash and financed the remainder of the purchase prices. The mortgages secured by the properties bear interest at fixed and variable rates, ranging from 7.2% to 9.91% per annum and mature from October 1999 to March 2018.

In 1998, the Company sold three retail centers, one in March 1998, one in September 1998 and one in October 1998 and an office building in September 1998. In connection with these sales, the Company received net cash totaling $22.1 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1997 and the nine months ended September 30, 1998. The pro forma statements of operations present the Company's operations as if the transactions described above had occurred at January 1, of each of the periods presented. A pro forma balance sheet as of September 30, 1998 is also presented. The pro forma balance sheet presents the Neighborhood Inns of Chicago and Southgreen Apartments purchases, described above, as if they had occurred at January 1, 1998.











                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998

                                                         Cliffs of    Neighborhood
                                                          Eldorado      Inns of     Southgreen
                                            Actual(1)    Apartments(2) Chicago(3)   Apartments(3)    Sales(3)     Pro Forma
                                            ---------     ---------     ---------     ---------     ---------     ---------
                                                                          (dollars in thousands)
           Assets
Notes and interest receivable
   Performing ..........................    $   1,610     $    --       $    --       $    --       $    --       $   1,610
   Nonperforming .......................          806          --            --            --            --             806
                                            ---------     ---------     ---------     ---------     ---------     ---------
                                                2,416          --            --            --            --           2,416


Less - allowance for
   estimated losses ....................         (891)         --            --            --            --            (891)


Foreclosed real estate held
   for sale ............................        3,867          --            --            --            --           3,867
Real estate held for sale,
   net of accumulated
   depreciation ........................        6,524          --            --            --            --           6,524
Real estate held for
   investment, net of
   accumulated depreciation ............      309,039        13,236        12,494         3,776          (873)      337,672
Investment in partnerships .............        3,877          --            --            --            --           3,877
Cash and cash equivalents ..............       19,657        (1,830)       (2,776)         (937)          762        14,876
Other assets ...........................       15,614           251          (374)         (310)           (3)       15,178
                                            ---------     ---------     ---------     ---------     ---------     ---------
                                            $ 360,103     $  11,657     $   9,344     $   2,529     $    (114)    $ 383,519
                                            =========     =========     =========     =========     =========     =========


------------------------
(1) Includes the Mountain Plaza Apartments, Hunters Glen Apartments and Bent Tree Garden Apartments which were acquired in January 1998, the Parkway North Office Building acquired in February 1998, the Plaza on Bachman Creek acquired in March 1998, the 4400 Apartments and Ashton Way Apartments acquired in April 1998, the Woodview Apartments, Emerald Terrace Apartments, Daley Plaza and Viewridge Building acquired in May 1998, the Atrium Office Building acquired in June 1998 and the Valley Rim Office Building acquired in July 1998 and excludes the Shaws Plaza Shopping Center which was sold in March 1998 and the Chesapeake Ridge Office Building and Northtown Mall Shopping Center which were sold in September 1998.

(2) Property acquired subsequent to September 30, 1998. See the Company's Current Report on Form 8-K, dated October 20, 1998.

(3)  Assumes purchase or sale by the Company on January 1, 1998.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                    PRO FORMA
                     CONSOLIDATED BALANCE SHEET - Continued
                               SEPTEMBER 30, 1998


                                                          Cliffs of   Neighborhood
                                                          Eldorado       Inns of     Southgreen
                                            Actual(1)    Apartments(2)  Chicago(3)  Apartments(3)   Sales(3)     Pro Forma
                                            ---------     ---------    ---------     ---------     ---------     ---------
                                                                 (dollars in thousands, except per share)
Liabilities and Shareholders' Equity

Liabilities
Notes and interest payable .............    $ 258,782     $  10,683    $   9,250    $   2,500     $    (307)    $ 280,908
Other liabilities ......................        8,738           391           94           29           (26)        9,226
                                            ---------     ---------    ---------    ---------     ---------     ---------
                                              267,520        11,074        9,344        2,529          (333)      290,134

Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value;
   10,000,000 shares; issued and
   outstanding, 3,872,505 shares .......           39          --           --           --            --              39
Preferred Stock, $.01 par
   value, authorized 6,000
   shares, Series A issued and
   outstanding, 5,829 shares
   (liquidation preference
   $583,000) ...........................         --            --           --           --            --            --
Paid-in capital ........................      217,431           583         --           --            --         218,014
Accumulated distributions in
   excess of accumulated earnings ......     (124,887)         --           --           --             219      (124,668)
                                            ---------     ---------    ---------    ---------     ---------     ---------
                                               92,583           583         --           --             219        93,385
                                            ---------     ---------    ---------    ---------     ---------     ---------
                                            $ 360,103     $  11,657    $   9,344    $   2,529     $    (114)    $ 383,519
                                            =========     =========    =========    =========     =========     =========


---------------------------
(1) Includes the Mountain Plaza Apartments, Hunters Glen Apartments and Bent Tree Garden Apartments which were acquired in January 1998, the Parkway North Office Building acquired in February 1998, the Plaza on Bachman Creek acquired in March 1998, the 4400 Apartments and Ashton Way Apartments acquired in April 1998, the Woodview Apartments, Emerald Terrace Apartments, Daley Plaza and Viewridge Building acquired in May 1998, the Atrium Office Building acquired in June 1998 and the Valley Rim Office Building acquired in July 1998 and excludes the Shaws Plaza Shopping Center which was sold in March 1998 and the Chesapeake Ridge Office Building and Northtown Mall Shopping Center which were sold in September 1998.

(2) Property acquired subsequent to September 30, 1998. See the Company's Current Report on Form 8-K, dated October 20, 1998.

(3)  Assumes purchase or sale by the Company on January 1, 1998.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                                                     Neigh-
                                                                     Other                          borhood
                                                      Apartment     Commercial      Property        Inns of       Southgreen
                                        Actual        Complexes     Properties      Purchases       Chicago       Apartments
                                      -----------    -----------    -----------    -----------    -----------     -----------
                                                               (dollars in thousands, except per share)
Income
   Rents .....................        $    51,414    $     1,496    $     1,059    $       622    $     4,027     $       371
   Income ....................                593           --             --             --             --              --
                                      -----------    -----------    -----------    -----------    -----------     -----------
                                           52,007          1,496          1,059            622          4,027             371

Expenses
   Property operations .......             27,355            923            402            419          3,001             181
   Interest ..................             16,865           --             --             --             --              --
   Depreciation ..............              7,882           --             --             --             --              --
   Advisory and net
      income fee to
      affiliate ..............              2,578           --             --             --             --              --
   General and
      administrative .........              1,649           --             --             --             --              --
                                      -----------    -----------    -----------    -----------    -----------     -----------
                                           56,329            923            402            419          3,001             181

Net income (loss) from
   operations ................             (4,322)           573            657            203          1,026             190

Equity in income of
   investees .................                342           --             --             --             --              --
Gain on sale of real
   estate ....................             12,015           --             --             --             --              --
                                      -----------    -----------    -----------    -----------    -----------     -----------
Net income (loss) ............        $     8,035    $       573    $       657    $       203    $     1,026     $       190
                                      ===========    ===========    ===========    ===========    ===========     ===========

Earnings per share
   Net income (loss) .........        $      2.07
                                      ===========

Weighted average shares
   of Common Stock used
   in computing earnings
   per share .................          3,876,505
                                      ===========





                                                         Pro Forma         Pro Forma
                                            Sales        Adjustments        Combined
                                         -----------     -----------      -----------
                                           (dollars in thousands, except per share)
Income
   Rents .....................           $    (2,064)    $      --        $    56,925
   Income ....................                  --              --                593
                                         -----------     -----------      -----------
                                              (2,064)           --             57,518

Expenses
   Property operations .......                  (741)           --             31,540
   Interest ..................                  (624)          3,582           19,823
   Depreciation ..............                  (438)          1,270            8,714
   Advisory and net
      income fee to
      affiliate ..............                  --              --              2,578
   General and
      administrative .........                  --              --              1,649
                                         -----------     -----------      -----------
                                              (1,803)          4,852           64,304

Net income (loss) from
   operations ................                  (261)         (4,852)          (6,786)

Equity in income of
   investees .................                  --              --                342
Gain on sale of real
   estate ....................                  --              --             12,015
                                         -----------     -----------      -----------
Net income (loss) ............           $      (261)    $    (4,852)     $     5,571
                                         ===========     ===========      ===========

Earnings per share
   Net income (loss) .........                                            $      1.44
                                                                          ===========

Weighted average shares
   of Common Stock used
   in computing earnings
   per share .................                                              3,876,505
                                                                          ===========


The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998


1. The Pro Forma Combined Statement of Operations assumes the property was purchased or sold by the Company on January 1, 1998. Pro forma operating results for purchased properties are from January 1 through the respective date of purchase only. Results subsequent to the dates of purchase are included in the "Actual" column.

2. The caption "Apartment Complexes" includes Mountain Plaza, 4400, Ashton Way and Cliffs of Eldorado Apartments. For further information on Mountain Plaza, 4400 and Ashton Way Apartments, see the Company's Current Report on Form 8-K, dated May 29, 1998 as amended on Form 8-K/A, dated September 23, 1998. For the Cliffs of Eldorado Apartments, see the Company's Current Report on Form 8-K, dated October 20, 1998.

         Revenues:
               Mountain Plaza Apartments                  $       46
               4400 Apartments                                    97
               Ashton Way Apartments                             137
               Cliffs of Eldorado Apartments                   1,216
                                                          ----------
                                                          $    1,496
                                                          ==========

         Property Operations Expenses:
               Mountain Plaza Apartments                  $       25
               4400 Apartments                                    93
               Ashton Way Apartments                             123
               Cliffs of Eldorado Apartments                     682
                                                          ----------
                                                          $      923
                                                          ==========

3. The caption "Commercial Properties" includes Parkway North Office Building, Plaza on Bachman Creek, Atrium Office Building and Valley Rim Office Building. For further information on Parkway North Office Building and Plaza on Bachman Creek see the Company's Current Report on Form 8-K, dated May 29, 1998, as amended on Form 8-K/A, dated September 23, 1998. For the Atrium and Valley Rim Office Buildings see the Company's Current Report on Form 8-K, dated June 26, 1998, as amended on Form 8-K/A, dated October 16, 1998.

         Revenues:
               Parkway North Office Building               $      163
               Plaza on Bachman Creek                             195
               Atrium Office Building                             365
               Valley Rim Office Building                         336
                                                           ----------
                                                           $    1,059
                                                           ==========
         Property Operations Expenses:
               Parkway North Office Building               $       57
               Plaza on Bachman Creek                              53
               Atrium Office Building                             168
               Valley Rim Office Building                         124
                                                           ----------
                                                           $      402
                                                           ==========

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                      NINE MONTHS ENDED SEPTEMBER 30, 1998



4. Other property purchases includes Bent Tree Garden, Hunters Glen, Woodview and Emerald Terrace Apartments, as well as Daley Plaza and View Ridge Office Buildings. The sellers of these properties were not able to provide either audited statements of operations or access to the respective property's financial records to enable the Company to have an audit performed. These properties in total represent approximately 6.8% of the Company's assets at December 31, 1997.

         Revenues:
               Bent Tree Garden Apartments                          $      111
               Hunters Glen Apartments                                      27
               Woodview Apartments                                         266
               Emerald Terrace Apartments                                  182
               Daley Plaza Office Building                                  29
               Viewridge Office Building                                     7
                                                                    ----------

                   Total                                            $      622
                                                                    ==========


         Property Operations Expenses:

               Bent Tree Garden Apartments                          $       68
               Hunters Glen Apartments                                      17
               Woodview Apartments                                         182
               Emerald Terrace Apartments                                  128
               Daley Plaza Office Building                                  22
               Viewridge Office Building                                     2
                                                                    ----------

                   Total                                            $      419
                                                                    ==========


5. Statement of operations for the one month ended October 31, 1997, November 30, 1997, April 30, 1998, for the six months ended June 30, 1998 and June 15, 1998 and one for the one month ended July 31, 1998 were obtained for Mountain Plaza Apartments, Parkway North Office Building, Valley Rim Office Building, Cliffs of Eldorado Apartments, Southgreen Apartments and Neighborhood Inns of Chicago, respectively. Such statements were used as the basis for estimating their respective operating results for the nine months ended September 30, 1998. The previous years' actual amounts were used to estimate the interim period January 1 to the respective dates of purchase for the remaining properties.

6. The pro forma interest adjustment is based on the mortgages obtained, assumed or seller financing obtained, if any, for each property at its respective date of purchase. The pro forma

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                      NINE MONTHS ENDED SEPTEMBER 30, 1998


         depreciation adjustment is based on the purchase price of each property depreciated under the Company's established depreciation policies.

          Interest:
              Atrium Office Building                                $      246
              Valley Rim Office Building                                   266
              Ashton Way Apartments                                         73
              Bent Tree Gardens Apartments                                 348
              Cliffs of Eldorado Apartments                                653
              Emerald Terrace Apartments                                    61
              4400 Apartments                                               73
              Hunters Glen Apartments                                      115
              Mountain Plaza Apartments                                    183
              Southgreen Apartments                                        155
              Woodview Apartments                                          142
              Daley Plaza Office Building                                  249
              Neighborhood Inns of Chicago                                 628
              Plaza on Bachman Creek                                       163
              Parkway North Office Building                                132
              Viewridge Office Building                                     95
                                                                    ----------
                 Total                                              $    3,582
                                                                    ==========

          Depreciation:
              Atrium Office Building                                $       87
              Valley Rim Office Building                                    81
              Ashton Way Apartments                                         29
              Bent Tree Gardens Apartments                                 129
              Cliffs of Eldorado Apartments                                250
              Emerald Terrace Apartments                                    23
              Hunters Glen Apartments                                       39
              4400 Apartments                                               26
              Mountain Plaza Apartments                                     63
              Southgreen Apartments                                         57
              Woodview Apartments                                           54
              Daley Plaza Office Building                                   74
              Neighborhood Inns of Chicago                                 184
              Plaza on Bachman Creek                                        55
              Parkway North Office Building                                 89
              Viewridge Office Building                                     30
                                                                    ----------
                 Total                                              $    1,270
                                                                    ==========


7. Interim operating results for Shaws Plaza Shopping Center which was sold in March 1998 and the Chesapeake Ridge Office Building and Northtown Mall Shopping Center which were both sold in September 1998 are their actual operating results from January 1 to the date of sale.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      TWELVE MONTHS ENDED DECEMBER 31, 1997


                                                                                                               Neigh-
                                                                                Other                          borhood
                                                               Apartment       Commercial      Property        Inns of
                                                Actual         Complexes       Properties      Purchases       Chicago
                                             -----------      -----------     -----------     -----------     -----------
                                                                (dollars in thousands, except per share)
Income
   Rents ...............................     $    54,462      $     2,605     $     3,001     $     3,300     $     3,585
   Income ..............................           1,499             --              --              --              --
                                             -----------      -----------     -----------     -----------     -----------
                                                  55,961            2,605           3,001           3,300           3,585
Expenses
   Property operations .................          32,424            1,857           1,182           2,128           1,680
   Interest ............................          16,765             --              --              --              --
   Depreciation ........................           9,578             --              --              --              --
   Advisory fee to
      affiliate ........................           1,807             --              --              --              --
   Net income fee to
      affiliate ........................           1,022             --              --              --              --
   General and
      administrative ...................           2,645             --              --              --              --
   Provision for losses ................           1,337             --              --              --              --
                                             -----------      -----------     -----------     -----------     -----------
                                                  65,578            1,857           1,182           2,128           1,680

Income (loss) from
   operations ..........................          (9,617)             748           1,819           1,172           1,905

Equity in income of
   investees ...........................             812             --              --              --              --
Gain on sale of real
   estate ..............................          21,404             --              --              --              --
                                             -----------      -----------     -----------     -----------     -----------
Net income (loss) ......................     $    12,599      $       748     $     1,819     $     1,172     $     1,905
                                             ===========      ===========     ===========     ===========     ===========

Earnings per share
   Net income (loss) ...................     $      3.22
                                             ===========

Weighted average shares
   of Common Stock used
   in computing earnings
   per share ...........................       3,907,221
                                             ===========










                                                Southgreen                        Pro Forma         Pro Forma
                                                Apartments         Sales          Adjustments       Combined
                                                -----------      -----------      -----------      -----------
                                                       (dollars in thousands, except per share)
Income
   Rents ...............................        $       495      $    (2,304)     $      --        $    65,144
   Income ..............................               --               --               --              1,499
                                                -----------      -----------      -----------      -----------
                                                        495           (2,304)            --             66,643
Expenses
   Property operations .................                223             (739)            --             38,755
   Interest ............................               --               (689)           4,749           20,825
   Depreciation ........................               --               (430)           1,683           10,831
   Advisory fee to
      affiliate ........................               --               --               --              1,807
   Net income fee to
      affiliate ........................               --               --               --              1,022
   General and
      administrative ...................               --               --               --              2,645
   Provision for losses ................               --             (1,337)            --               --
                                                -----------      -----------      -----------      -----------
                                                        223           (3,195)           6,432           75,885

Income (loss) from
   operations ..........................                272              891           (6,432)          (9,242)

Equity in income of
   investees ...........................               --               --               --                812
Gain on sale of real
   estate ..............................               --               --               --             21,404
                                                -----------      -----------      -----------      -----------
Net income (loss) ......................        $       272      $       891      $    (6,432)     $    12,974
                                                ===========      ===========      ===========      ===========

Earnings per share
   Net income (loss) ...................                                                           $      3.32
                                                                                                   ===========

Weighted average shares
   of Common Stock used
   in computing earnings
   per share ...........................                                                             3,907,221
                                                                                                   ===========


The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


1. The Pro Forma Combined Statement of Operations assumes the property was purchased or sold by the Company on January 1, 1997.

2. The caption "Apartment Complexes" includes Mountain Plaza, 4400, Ashton Way, and Cliffs of Eldorado Apartments. For further information on Mountain Plaza, 4400 and Ashton Way Apartments, refer to the Company's Current Report on Form 8-K, dated May 29, 1998 as amended on Form 8-K/A, dated September 23, 1998. For the Cliffs of Eldorado, see the Company's Current Report on Form 8-K, dated October 20, 1998.

         Revenues:
               Mountain Plaza Apartments               $    1,085
               4400 Apartments                                389
               Ashton Way Apartments                          548
               Cliffs of Eldorado                             583
                                                       ----------
                                                       $    2,605
                                                       ==========
         Property Operations Expenses:
               Mountain Plaza Apartments               $      592
               4400 Apartments                                372
               Ashton Way Apartments                          480
               Cliffs of Eldorado                             413
                                                       ----------
                                                       $    1,857
                                                       ==========

3. The caption "Commercial Properties" includes Parkway North Office Building, Plaza on Bachman Creek, Atrium Office Building and Valley Rim Office Building. For further information on the Parkway North Office Building and Plaza on Bachman Creek see the Company's Current Report on Form 8-K, dated May 29, 1998, as amended on Form 8-K/A, dated September 23, 1998. For the Atrium and Valley Rim Office Buildings see the Company's Current Report on Form 8-K, dated June 26, 1998, as amended on Form 8-K/A, dated October 16, 1998.

          Revenues:
               Parkway North Office Building           $      938
               Plaza on Bachman Creek                         506
               Atrium Office Building                         885
               Valley Rim Office Building                     672
                                                       ----------
                                                       $    3,001
                                                       ==========
          Property Operations Expenses:
               Parkway North Office Building           $      393
               Plaza on Bachman Creek                         252
               Atrium Office Building                         290
               Valley Rim Office Building                     247
                                                       ----------
                                                       $    1,182
                                                       ==========

4. Other property purchases includes Bent Tree Garden, Hunters Glen, Woodview and Emerald Terrace Apartments, as well as Daley Plaza and View Ridge Office Buildings. The sellers of these properties

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                          YEAR ENDED DECEMBER 31, 1997




         were not able to provide either audited statements of operations or access to the respective property's financial records to enable the Company to have an audit performed. These properties in total represent approximately 6.8% of the Company's assets at December 31, 1997.

5. The amounts for Mountain Plaza Apartments, Parkway North Office Building, Plaza on Bachman Creek, 4400 Apartments, Ashton Way Apartments, Atrium Office Building and Valley Rim Office Building are from their respective audited statements of operations.

         Revenues:

               Bent Tree Garden Apartments             $    1,338
               Hunters Glen Apartments                        643
               Woodview Apartments                            797
               Emerald Terrace Apartments                     436
               Viewridge Office Building                       69
               Daley Plaza Office Building                     17
                                                       ----------

                   Total                               $    3,300
                                                       ==========


         Property Operations:

               Bent Tree Garden Apartments             $      809
               Hunters Glen Apartments                        406
               Woodview Apartments                            546
               Emerald Terrace Apartments                     307
               Viewridge Office Building                       54
               Daley Plaza Office Building                      6
                                                       ----------

                   Total                               $    2,128
                                                       ==========


6. The amounts for Bent Tree Gardens Apartments, Hunters Glen Apartments, Woodview Apartments, Emerald Terrace Apartments, Viewridge Office Building and Daley Plaza are based on available financial information or estimates made in conjunction with the respective purchase.


7. The pro forma interest adjustment is based on the mortgages obtained or assumed and seller financing obtained, if any, for each property at its respective date of purchase. The pro forma

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                          YEAR ENDED DECEMBER 31, 1997



         depreciation adjustment is based on the purchase price of each property depreciated under the Company's established depreciation policies.

          Interest:
                   Atrium Office Building                        $      325
                   Valley Rim Office Building                           352
                   Ashton Way Apartments                                 96
                   Bent Tree Gardens Apartments                         461
                   Cliffs of Eldorado Apartments                        865
                   Emerald Terrace Apartments                            81
                   4400 Apartments                                       96
                   Hunters Glen Apartments                              152
                   Mountain Plaza Apartments                            242
                   Southgreen Apartments                                206
                   Woodview Apartments                                  188
                   Daley Plaza Office Building                          330
                   Neighborhood Inns of Chicago                         838
                   Plaza on Bachman Creek                               216
                   Parkway North Office Building                        175
                   Viewridge Office Building                            126
                                                                 ----------
                      Total                                      $    4,749
                                                                 ==========

          Depreciation:
                   Atrium Office Building                        $      115
                   Valley Rim Office Building                           108
                   Ashton Way Apartments                                 38
                   Bent Tree Gardens Apartments                         170
                   Cliffs of Eldorado Apartments                        330
                   Emerald Terrace Apartments                            31
                   Hunters Glen Apartments                               52
                   4400 Apartments                                       36
                   Mountain Plaza Apartments                             83
                   Southgreen Apartments                                 76
                   Woodview Apartments                                   72
                   Daley Plaza Office Building                           97
                   Neighborhood Inns of Chicago                         246
                   Plaza on Bachman Creek                                73
                   Parkway North Office Building                        117
                   Viewridge Office Building                             39
                                                                 ----------
                      Total                                      $    1,683
                                                                 ==========


8. Operating results for Shaws Plaza Shopping Center which was sold in March 1998 and the Chesapeake Ridge Office Building and Northtown Mall Shopping Center which were both sold in September 1998 are their actual operating results for the year ended December 31, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(b) Financial statements of property acquired:


Exhibit
Number                                Description
------                                -----------


 99.0 Audited Statement of Revenue and Direct Operating Expenses of Mountain View Apartments for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.0 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.1 Audited Statement of Revenue and Direct Operating Expenses of Parkway North for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.2 Audited Statement of Revenue and Direct Operating Expenses of Plaza on Bachman Creek for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.2 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.3 Audited Statement of Revenue and Direct Operating Expenses of 4400 Apartments for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.3 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.4 Audited Statement of Revenue of Ashton Way Apartments for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.4 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.5 Mountain Plaza Statement of Operations for the ten months ended October 31, 1997, (incorporated by reference to Exhibit 99.5 of the Registrant's Current Report on Form 8-K/A, dated May 29,
                1998).

 99.6 Parkway North Statement of Operations for the eleven months ended November 30, 1997, (incorporated by reference to Exhibit
                99.6 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.7 Audited Statement of Revenue and Direct Operating Expenses of Atrium Office Building for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.7 of the Registrant's Current Report on Form 8-K/A, dated June 26, 1998).

 99.8 Audited Statement of Revenue and Direct Operating Expenses of Valley Rim Building for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.8 of the Registrant's Current Report on Form 8-K/A, dated June 26, 1998).

Exhibit
Number                                Description


 99.9 Valley Rim Building Statement of Operations for the four months ended April 30, 1998 (incorporated by reference to Exhibit 99.9 of the Registrant's Current Report on Form 8-K/A, dated June 26, 1998).


 99.10 Audited Statement of Revenue and Direct Operating Expenses of Cliffs of Eldorado Apartments for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.10 of the Registrant's Current Report on form 8-K/A, dated October 20,
                1998).

 99.11 Cliffs of Eldorado Apartments Statement of Operations for the six months ended June 30, 1998 (incorporated by reference to Exhibit 99.11 of the Registrant's Current Report on form 8-K/A, dated October 20, 1998).

 99.12 Audited Statement of Revenue and Direct Operating Expenses of the Neighborhood Inns of Chicago for the year ended December 31, 1997, filed herewith.

 99.13 Neighborhood Inns of Chicago Statement of Operations for the one month ended July 31, 1998, filed herewith.

 99.14 Audited Statement of Revenue and Direct Operating Expenses of the Southgreen Apartments for the year ended December 31, 1997, filed herewith.

 99.15 Southgreen Apartments Statement of Operations for the six months ended June 15, 1998, filed herewith.

                                 SIGNATURE PAGE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                          TRANSCONTINENTAL REALTY INVESTORS,
                                          INC.





Date:   February 18, 1999                 By:     /s/ Thomas A. Holland
     -----------------------                 -----------------------------------
                                             Thomas A. Holland
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)

                                 EXHIBIT INDEX





Exhibit
Number                                  Description
------               -----------------------------------------------------------

 99.12               Audited Statement of Revenue and Direct Operating
                     Expenses of Neighborhood Inns of Chicago for the year ended
                     December 31, 1997.

 99.13               Neighborhood Inns of Chicago Statement of
                     Operations for the one month ended July 31, 1998.

 99.14               Audited Statement of Revenue and Direct Operating
                     Expenses of Southgreen Apartments for the year
                     Ended December 31, 1997.

 99.15 Southgreen Apartments Statement of Operations for the six months ended June 15, 1998.